Exhibit 10.01

DATED	AS OF 31 MARCH 2008

CAPMARK AB NO. 2 LIMITED

as Borrower

-and-

NATIXIS, LONDON BRANCH

as Original Lender

-and-

CAPMARK FINANCIAL GROUP INC.

as Guarantor

-and-

NATIXIS, LONDON BRANCH

as Agent

-and-

THE BANK OF NEW YORK

as Security Trustee

SEVENTH AMENDING DEED RELATING TO THE

£750,000,000 REVOLVING CREDIT AGREEMENT

Ref.: PASL/SV/806086

S1009.00453

Lovells LLP, 6, avenue Kléber, 75116 Paris

THIS SEVENTH AMENDING DEED is made and delivered as of 31 March 2008

BETWEEN:

(1)           CAPMARK AB NO. 2 LIMITED a company incorporated in Ireland (registered number 400239) whose principal office is at Commerzbank House, 35-50 Guild Street, Dublin 1, Ireland (the “Borrower”);

(2)           NATIXIS a company incorporated in France acting through its London Branch at 25 Dowgate Hill, London EC4R 2YA (the “Original Lender”);

(3)           CAPMARK FINANCIAL GROUP INC. a company incorporated in Nevada whose principal office is at 411 Borel Avenue, Suite 320, San Mateo, CA 94402 USA (the “Guarantor”);

(4)           NATIXIS a company incorporated in France acting through its London Branch at 25 Dowgate Hill, London EC4R 2YA in its capacity as agent for the Lenders (in that capacity, the “Agent”); and

(5)           THE BANK OF NEW YORK a New York Banking Corporation acting through its London Branch at One Canada Square, London E14 5AL as security trustee for itself and on behalf of the other Secured Parties (the “Security Trustee”).

WHEREAS:

(A)                              The Borrower, the Original Lender, the Guarantor, the Agent and the Security Trustee are parties to the revolving credit agreement dated 31 May 2005 in an initial amount of £300,000,000, as subsequently increased to £500,000,000, as amended by an amending deed on 26 August 2005, a second amending deed on 30 September 2005, a third amending deed on 30 November 2005, a fourth amending deed as of 23 March 2006 and as amended and restated on 30 May 2006, a fifth amending deed as of 30 May 2007 and a sixth amending deed on 15 October 2007, together, the “Facility Agreement”.

(B)                                The Original Lender is at the date hereof the only Lender under the Facility Agreement.

(C)                                The Parties now wish to make the following amendments to the Facility Agreement:

(i)            the Parties have agreed that the aggregate Loan outstanding under the Facility Agreement shall be no more than 60 per cent. of the Aggregate Secured Property Loan Value as determined from time to time.  The allocation of the aggregate Loan between each of the Relevant Secured Property Loans and the Relevant Advance Percentage is set out in Schedule 1;

(ii)           the Original Lender has agreed to waive its right to exercise the call option under clause 7.7 (Lender call option) of the Facility Agreement for the period from (and including) 31 May 2008 to (and including) 30 September 2008, and has agreed to further waive such right from (and including) 1 October 2008 to (and including) 1 December 2008 if the NATIXIS participation is repaid or the NATIXIS exposure is otherwise reduced by US$50,000,000 by 1 October 2008 under a unsecured US$5,500,000,000 credit agreement dated 23 March 2006 between NATIXIS and Capmark Financial Group Inc. (the “Credit Agreement”).  The waiver of the Original Lender’s rights to exercise the Lender call option shall cease immediately should an Event of Default under clause 19.5 (Cross default) of the Facility Agreement occur under the Facility Agreement and all rights relating thereto shall be reinstated;

(iii)          the Original Lender has agreed to waive the provision contained in the definition of the Relevant Advance Percentage that specifies that on the nine month anniversary of the relevant Utilisation Request in relation to each Secured

Property Loan, the Relevant Advance Percentage shall be the applicable rate divided by two;

(iv)                              the Parties have agreed that the Margin in respect of each Loan will be amended to 1.50 per cent. per annum to the end of the Availability Period and 2.00 per cent. per annum until the end of the Amortisation Period; and

(v)                                 the Parties have also agreed that so long as the Borrower continues its efforts to sell, securitize or dispose of the Secured Property Loans in compliance with the provisions of the Facility Agreement then the Agent’s prior written consent with regards to ceasing or suspending all or a material part of its business as further set out in clause 19.4 (b) (Insolvency) shall not be required.

(D)          In consideration of such amendments the Parties have agreed that the Borrower will pay the Original Lender a fee on 2 April 2008 of GBP 103,978 and EUR 2,957,547 with a further 0.25 per cent. payable on the balance outstanding under the Facility Agreement on 30 May 2008.  In further consideration of such amendments the Borrower has agreed to repay the Loan currently outstanding in respect of the Hemel Hempstead Secured Property Loan on or before 15 April 2008.

(E)           Pursuant to clauses 31.1 and 31.2 of the Facility Agreement, the amendments set out in Recital (C) above may be amended with the consent of all of the Lenders and the Borrower and shall be binding on all Parties.

(F)           On the date hereof, the Borrower, the Original Lender, the Guarantor, the Agent and the Security Trustee now wish to amend the Facility Agreement as follows.

IT IS AGREED:

1.             DEFINITIONS AND INTERPRETATION

1.1           Definitions

Capitalised terms and expressions used in this Seventh Amending Deed shall, unless otherwise defined in this Deed or save as the context otherwise requires, have the meaning ascribed to such terms and expressions in the Facility Agreement.

1.2                                Interpretation

(a)                                Unless a contrary indication appears, any reference in this Seventh Amending Deed to:

(i)                                   a clause or schedule is to a clause of a schedule to this Seventh Amending Deed (as the case may be);

(ii)                                each of Borrower and the Agent agrees that this Seventh Amending Deed shall be a Finance Document for the purposes of the Facility Agreement; and

(iii)                             a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated.

(b)                               Clause and schedule headings are for ease of reference only.

1.3                                Third Party Rights

(a)                                Unless expressly provided to the contrary in this Seventh Amending Deed, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Seventh Amending Deed.

(b)                               Notwithstanding any term of this Seventh Amending Deed, the consent of any person who is not a Party is not required to rescind or vary this Seventh Amending Deed at any time.

2.                                      AMENDMENTS TO THE FACILITY AGREEMENT

The Parties hereto agree that, with effect from the date of this Seventh Amending Deed, the Facility Agreement shall be amended as follows:

(a)                                in clause 1.1 (Definitions), the definition of “Margin” shall be amended as follows: the number “0.70 per cent. per annum” shall be replaced with “1.50 per cent. per annum” and the number “1.00 per cent. per annum” shall be replaced with “2.00 per cent. per annum”; and

(b)                               in clause 1.1 (Definitions), the definition of “Relevant Advance Percentage” shall have the following words deleted:  “provided that if a Secured Property Loan which remains outstanding for more than nine months from the relevant Utilisation Date, the Relevant Advance Percentage shall be the applicable rate divided by two”; and

(c)                                clause 7.4 (a) (Margin call) shall be deleted and replaced by:

“In the event that a Secured Property Loan Value, as determined by the Agent, no longer reflects the Relevant Advance Percentage, the Agent shall promptly notify the Borrower. If the Borrower requests, the Agent shall provide to the Borrower reasonable explanations as to how it has made its determination of the Secured Property Loan Value but, where there is manifest error or any material inconsistency with the approach used by the Agent for the purpose of previous determinations prior to the date of the Seventh Amending Deed, such determination shall not be binding on the Borrower”; and

(d)                               clause 19.4 (b) (Insolvency) shall be deleted and replaced by:

“The Borrower without the Agent’s prior written consent ceases or suspends, or threatens to cease or suspend all or a material part of its business as operated on the date of this Agreement provided that so long as the Borrower continues its efforts to sell, securitize or dispose of the Secured Property Loans in compliance with the provisions of this Agreement, no prior written consent of the Agent shall be required under this clause 19.4 (b)”.

(e)                                the following clause 19.4 (c) shall be inserted:

““The Borrower without the Agent’s prior written consent enters into any unrelated business not contemplated by this Agreement”.

and clause 19.4 (c) shall be renumbered “clause 19.4 (d)”.

3.                                      AGGREGATE SECURED PROPERTY LOAN VALUE

(a)                                The Parties agree that the aggregate Loan outstanding under the Facility Agreement shall be no more than 60 per cent. of the Aggregate Secured Property Loan Value as determined from time to time.  The allocation of the aggregate Loan between each of the Relevant Secured Property Loans and the Relevant Advance Percentage in respect thereof is set out in Schedule 1.

(b)                               For the purposes of clause 7.4 (Margin call), the definition of “Relevant Advance Percentage” regarding the Relevant Secured Property Loans shall be that set out in Schedule 1 of this Seventh Amending Deed, as updated from time to time, and not that set out in Schedule 12 (Relevant Advance Percentages) of the Facility Agreement.

(c)                                The Borrower shall repay such amount as is necessary in order to comply with this clause 3 on 2 April 2008.

4.                                      CALL OPTION

(a)                                Notwithstanding clause 7.7 (Lender call option) of the Facility Agreement, the Original Lender has agreed not to exercise the call option and/or any of its rights under clause 7.7 of the Facility Agreement (the “Call Option”) for a period of four calendar months from 31 May 2008.

(b)                               The Original Lender has also agreed not to exercise the Call Option for an additional period between 1 October 2008 and 1 December 2008 if the amount of NATIXIS’ participation under the Credit Agreement is repaid or the NATIXIS exposure is otherwise reduced by a minimum amount of US$50,000,000 on or before 1 October 2008.

(c)                                The waiver of the Original Lender’s rights to exercise the Lender call option as set out in clause 4(a) and clause 4(b) above shall cease immediately should an Event of Default under clause 19.5 (Cross default) of the Facility Agreement occur under the Facility Agreement and all rights relating thereto shall be reinstated.

5.                                      COSTS AND EXPENSES

The Borrower shall, within two Business Days of demand, reimburse the Agent and the Security Trustee for the amount of all reasonable costs and expenses (including legal fees) (and any VAT payable in respect of them) reasonably incurred by the Agent or the Security Trustee in responding to, evaluating, negotiating or complying with this Seventh Amending Deed, the Finance Documents and any other relevant documents.

6.                                      FEES

In consideration of the amendments referred to in clause 2 and clause 3 above, the Borrower shall pay to the Original Lender (a) on 2 April 2008 the sum of GBP 103,978 and EUR 2,957,547 and (b) on 30 May 2008, 0.25 per cent. of the then outstanding balance of the Facility Agreement.  In further consideration of such amendments the Borrower shall also repay the Loan currently outstanding in respect of the Hemel Hempstead Secured Property Loan on or before 15 April 2008.

7.                                      SECURITY TRUSTEE

The Majority Lenders hereby instructs the Security Trustee to execute this Seventh Amending Deed in accordance with clause 26.8 (a) (Majority Lenders’ instructions) of the Debenture.

8.                                      REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under this Seventh Amending Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Seventh Amending Deed are cumulative and not exclusive of any rights or remedies provided by law.

9.                                      PARTIAL INVALIDITY

If, at any time, any provision of this Seventh Amending Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

10.                                FURTHER ASSURANCE

The Borrower shall at its own expense, do all such acts and things as are necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Seventh Amending Deed.

11.                                COUNTERPARTS

This Seventh Amending Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Seventh Amending Deed.

12.                                GOVERNING LAW - JURISDICTION

12.1                          Governing Law

This Seventh Amending Deed is governed by and shall be construed in accordance with English Law.

12.2                          Jurisdiction

(a)                                The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Seventh Amending Deed (including a dispute regarding the existence, validity or termination of this Seventh Amending Deed) (a “Dispute”).

(b)                               The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)                                This clause 12 is for the benefit of the Finance Parties only.  As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

13.                                SERVICE OF PROCESS

Without prejudice to any other mode of service allowed under any relevant law, the Borrower and the Guarantor each:

(a)           irrevocably appoints Capmark UK Limited, Norfolk House, 31 St James’s Square, London SW1Y 4JU as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(b)           agrees that failure by a process agent to notify the Borrower or, as the case may be, the Guarantor of the process will not invalidate the proceedings concerned.

IN WITNESS WHEREOF this Seventh Amending Deed has been executed and delivered as a deed on the date stated at the beginning.

EXECUTED AS A DEED BY

The Borrower

The Common Seal of			)
CAPMARK AB NO. 2 LIMITED			)
was affixed to this Seventh Amending Deed			)
in the presence of:

Director:	/s/ Peter Kearney

Director/Secretary:	/s/ Donal Courtney

The Original Lender

Signed by		and	)
		, duly authorised for and on behalf of	)
NATIXIS, LONDON BRANCH			)

The Guarantor

Signed by	/s/ Gregory J. McManus, CFO,		)
duly authorised for and on behalf of CAPMARK FINANCIAL GROUP			)
INC.			)

The Agent

Signed by	/s/ Yann Gindre	and	)
	/s/ Philippe Fricquegnon	, duly authorised for and on behalf of	)
NATIXIS, LONDON BRANCH			)

The Security Trustee

Signed by	/s/ Vincent Giraud	, duly authorised for and	)
on behalf of THE BANK OF NEW YORK			)
)

SCHEDULE 1

			Secured Property	Relevant Advance
Secured Property Loan	Currency	Loan	Loan Value	Percentage
Hemel hempstead	GBP	7,915,062	19,787,656	40.0%
Catalyst Capital	GBP	5,948,651	15,971,008	37.2%
WP Carey - Hellweg	EUR	100,059,694	162,676,058	61.5%
Flora Park	EUR	58,532,114	95,160,931	61.5%
Brack Refi	EUR	41,367,416	67,254,735	61.5%
Prime Allee Centre Loan	EUR	45,169,088	73,435,455	61.5%
Enstar Pool B Loan	EUR	16,917,577	27,504,430	61.5%
Rowan	EUR	15,374,789	24,996,179	61.5%
Gorlitz	EUR	11,047,544	17,960,988	61.5%
Coburg	EUR	55,705,329	90,565,172	61.5%
Raffey Tower	EUR	23,603,515	38,374,360	61.5%
Shah Sislark	EUR	26,562,562	43,185,150	61.5%
TOTAL*	GBP	323,392,464	538,987,439	60.0%

* Using a GBP/EUR exchange rate of 1.274